Attachment to item 77Q3:

Rider
Because this Form N-SAR is not being filed by Registrant pursuant to Section 13(a) or 15(d) of the Securities
Exchange Act of 1934, as amended, per instructions to this
Item 77Q(3), no information and no certification is being included.